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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-28353) of Maxus Energy Corporation, of our report dated February 28, 1995 appearing on page F-29 of this Form 10-K.


                                           /s/ Price Waterhouse LLP
                                           ------------------------
                                             Price Waterhouse LLP


Dallas, Texas
March 20, 1996